UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – September 10, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980) 345-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(b)
Resignation of Brian T. Nicholson as Chief Financial Officer
On September 10, 2020, Brian T. Nicholson entered into a separation letter agreement with each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT”) dated September 10, 2020 (the “Separation Agreement”) pursuant to which Mr. Nicholson resigned as Chief Financial Officer (“CFO”), effective as of September 10, 2020. Mr. Nicholson’s resignations did not involve any disagreement with either of Extended Stay or ESH REIT.
Pursuant to the Separation Agreement, Mr. Nicholson will provide assistance and advisory services to the new CFO of Extended Stay and ESH REIT as an employee of ESA Management, LLC from September 11, 2020 through February 12, 2021 (the “Advisory Term”). Mr. Nicholson’s outstanding restricted stock unit (“RSUs”) awards will continue to vest in accordance with their terms during the Advisory Term. At the end of the Advisory Term, Mr. Nicholson’s employment with Extended Stay will be terminated, which will be treated as a “Qualifying Termination” for purposes of the Extended Stay Executive Severance Plan (the “Executive Severance Plan”) (with such term as defined in the Executive Severance Plan). Subject to the execution and non-revocation of a release of claims in favor of Extended Stay and its affiliates, Mr. Nicholson will be entitled to receive the benefits which include cash severance, health plan benefit continuation and outplacement services. However, pursuant to the Separation Agreement, the cash severance that Mr. Nicholson will receive will be 63% of his base salary rather than 100% as provided in the Severance Plan and a target bonus equal to 100% of his base salary. In the event Mr. Nicholson’s employment is terminated by ESA Management LLC without “Cause” (as defined in the Executive Severance Plan) prior to February 12, 2021, his cash severance will be increased by the amount of base salary he would have received for the period from the date of his termination through February 12, 2021, and the portion of his then-outstanding RSUs that would have vested through February 12, 2021 will vest as of the date of his termination.
The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified by its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 5.02(c), (e)
Appointment of David Clarkson as Chief Financial Officer
On September 10, 2020, the Boards of Directors of Extended Stay and ESH REIT appointed David Clarkson as Chief Financial Officer of each of Extended Stay and ESH REIT, effective as of September 11, 2020. Mr. Clarkson, (49) has served as Vice President of Financial Planning & Analysis and Treasurer of the Company since September 2015 and Treasurer since May 2013. Mr. Clarkson served as Interim Chief Financial Officer of the Company from January 2018 until May 2018. Mr. Clarkson served as Director of Corporate Finance from May 2011 until May 2013. Prior to joining the Company in 2011, Mr. Clarkson was Vice President of Finance and Development for The Clarkson Group, a real estate company focused primarily on limited service hotel development. Between 1996 and 2004, Mr. Clarkson held various positions in finance and revenue management for the Company’s predecessor, Extended Stay America, Inc. Mr. Clarkson is a graduate of Dartmouth College, holds an MBA from the University of Miami, and is a CFA charterholder.
In connection with Mr. Clarkson’s appointment as Chief Financial Officer, Extended Stay and ESH REIT and Mr. Clarkson entered into an offer letter, dated
September 10, 2020 (the “Offer Letter”). The Offer Letter provides that Mr. Clarkson is
entitled to an annual base salary in cash at the rate of $350,000 per annum and receive a grant of RSUs in respect of 5,000 Paired Shares (as defined in the LTIP) under the terms of the Amended and Restated Extended Stay Long Term Incentive Plan (“LTIP”). The RSUs will vest pro-rata
in respect of Paired Shares on each of the three anniversaries of the effective date of the Offer Letter, subject to Mr. Clarkson’s continued service to Extended Stay and ESH REIT on each vesting date.
Pursuant to the Offer Letter, commencing in 2021, Mr. Clarkson will be entitled to receive a grant of a number of RSUs having a grant date fair market value equal to base salary, fifty percent (50%) of which shall be time-vesting RSUs, and fifty percent (50%) of which shall be performance-vesting RSUs, provided that the form of equity award may be changed by the Compensation Committee consistent with the form of equity awards granted to other senior executives of Extended Stay and ESH REIT.

The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Clarkson and any other person pursuant to which Mr. Clarkson was appointed as Chief Financial Officer of Extended Stay and ESH REIT. Mr. Clarkson has not entered into any transactions with Extended Stay or ESH REIT that are required to be disclosed pursuant to Item 404(a) of
Regulation S-K.
There are no family relationships between Mr. Clarkson and any of the Extended Stay’s or ESH REIT’s officers or directors that are required to be disclosed pursuant to Item 401(d) of
Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On September 11, 2020, Extended Stay and ESH REIT issued a press release announcing Mr. Nicholson’s resignation and Mr. Clarkson’s appointment as Chief Financial Officer of Extended Stay and ESH REIT. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Exhibits
(d) Exhibits

Exhibit 10.1	Separation Agreement by and between Extended Stay America, Inc., ESH Hospitality, Inc. and Brian T. Nicholson dated as of September 10, 2020.

Exhibit 10.2	Offer Letter by and between Extended Stay America, Inc., ESH Hospitality, Inc. and David Clarkson dated as of September 10, 2020.

Exhibit 99.1	Press Release, dated September 11, 2020, issued by Extended Stay America, Inc. and ESH Hospitality, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: September 11, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: September 11, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary